Waddell & Reed Advisors
                    Tax-Managed Equity Fund

                    Semiannual
                    Report
                    -----------------
                    December 31, 2001

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        11     Statement of Assets and Liabilities

        12     Statement of Operations

        13     Statement of Changes in Net Assets

        14     Financial Highlights

        18     Notes to Financial Statements

        23     Independent Auditors' Report

        24     Householding Notice

        25     Directors & Officers





This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF TAX-MANAGED EQUITY FUND
     December 31, 2001

Dear Shareholder:

We are pleased to share with you this report on your Fund's operations for the six months ended December 31, 2001.

The last six months were dominated by the tragic events of September 11, 2001, the onset of the war on terrorism, and a difficult, recessionary market environment. The attacks were emotionally staggering, yet they seemed to have helped solidify our resolve as a country and to remind us of the robust nature of the American spirit. Many of us have faced these challenges and turned them into opportunities: to reconnect with loved ones, to renew commitments to our values and to use our experiences to move forward. We also can take encouragement from the fact that, by year-end, the economy showed some indications of turning around.

Apparently spurred by the Federal Reserve's eleven interest rate cuts during 2001, along with some early success in the war, the markets recovered somewhat toward the end of the year as many analysts began to anticipate a recovery in 2002. While we view this as a positive sign for the year to come, we believe that the challenges of 2001 may take some time to overcome.

At December 31, many of the primary equity indexes posted losses for the second half of 2001. For the last six months, the technology-heavy Nasdaq Industrials Index was down 8.40 percent. The other two major indexes also suffered during the period, although not quite as much, as the S&P 500 Index declined 5.60 percent and the Dow Jones Industrial Average declined 3.72 percent.

By contrast, bonds have done a bit better during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index increasing 4.73 percent for the period. It appears that a combination of the declining stock market, interest rate cuts and a slower economy has helped bond performance over the last six months.

As you review your finances, it is helpful to note that, while the market may decline in the face of economic uncertainty and geopolitical events, it often rebounds over the intermediate or long term. While the current circumstances may be difficult, we believe that it is unwise to act impulsively. We believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. Short-term downturns often create excellent buying opportunities, as well as opportunities to further diversify holdings. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.



Respectfully,
Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Tax-Managed Equity Fund

GOAL
Seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Strategy
Designed for investors seeking long-term capital appreciation, but who are also seeking to minimize Federal income taxes resulting from their investment. The Fund will primarily be invested in common stocks of large to medium sized U.S. and foreign companies that the Fund's investment manager considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.

Founded
2000

Scheduled Dividend Frequency
Annually (December)


PERFORMANCE SUMMARY -- Class A Shares
           Per Share Data
For the Six Months Ended December 31, 2001
------------------------------------------
Dividend paid               $0.01
                            =====

Net asset value on
  12-31-01                  $7.43
   6-30-01                   8.24
                           ------
Change per share           $(0.81)
                           ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-01   -26.61%      -22.13%         -25.88%       -22.79%
 5-year period
  ended 12-31-01     ---          ---             ---           ---
10-year period
  ended 12-31-01     ---          ---             ---           ---
Since inception
  of Class (F)     -18.16%      -15.34%         -18.03%       -16.10%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)3-31-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
                   Class C(B)  Class Y(C)
------            ----------   ----------
 1-year period
  ended 12-31-01   -22.82%      -22.01%
 5-year period
  ended 12-31-01     ---          ---
10-year period
  ended 12-31-01     ---          ---
Since inception
  of Class (D)     -16.17%      -16.00%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)3-31-00 for Class C shares and 4-19-00 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Portfolio Highlights

On December 31, 2001, Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. had net assets totaling $48,631,390 invested in a diversified portfolio of:

 94.66%  Common Stocks
  5.34%  Cash and Cash Equivalents


As a shareholder of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., for every $100 you had invested on December 31, 2001, your Fund owned:

 $30.30  Manufacturing Stocks
  20.13  Services Stocks
  16.97  Finance, Insurance and Real Estate Stocks
  10.72  Transportation, Communication, Electric
           and Sanitary Services Stocks
   9.27  Wholesale and Retail Trade Stocks
   7.27  Mining Stocks
   5.34  Cash and Cash Equivalents

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
     December 31, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 1.07%
Walt Disney Company (The) ................    25,000    $   518,000
                                                        -----------

Building Materials and Garden Supplies - 2.10%
Home Depot, Inc. (The) ...................    20,000      1,020,200
                                                        -----------

Business Services - 11.92%
AOL Time Warner Inc.* ....................    48,900      1,569,690
Amdocs Limited* ..........................    28,400        964,748
eBay Inc.* ...............................    27,700      1,852,992
Microsoft Corporation* ...................    21,300      1,411,231
                                                        -----------
                                                          5,798,661
                                                        -----------

Chemicals and Allied Products - 7.52%
Amgen Inc.* ..............................    13,800        778,803
Forest Laboratories, Inc.* ...............     1,400        114,730
Pfizer Inc. ..............................    27,300      1,087,905
Pharmacia Corporation ....................    20,000        853,000
Schering-Plough Corporation ..............    23,000        823,630
                                                        -----------
                                                          3,658,068
                                                        -----------

Communication - 8.82%
Cox Communications, Inc., Class A* .......    28,700      1,202,817
SBC Communications Inc. ..................    19,100        748,147
Telefonaktiebolaget LM Ericsson,
 ADR, Class B  ...........................   114,000        595,650
Vodafone Group Plc,  ADR .................    35,000        898,800
WorldCom, Inc. - WorldCom group* .........    60,000        845,100
                                                        -----------
                                                          4,290,514
                                                        -----------

Depository Institutions - 1.25%
Citigroup Inc. ...........................    12,000        605,760
                                                        -----------


See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Eating and Drinking Places - 1.88%
Starbucks Corporation* ...................    48,000    $   914,640
                                                        -----------

Electronic and Other Electric Equipment - 5.43%
Linear Technology Corporation ............    14,000        545,720
Lucent Technologies Inc. .................    42,000        264,180
Nokia Corporation, Series A, ADR .........    20,000        490,600
Nortel Networks Corporation ..............    42,000        315,000
Texas Instruments Incorporated ...........    36,700      1,027,600
                                                        -----------
                                                          2,643,100
                                                        -----------

Food Stores - 1.51%
Kroger Co. (The)* ........................    35,200        734,624
                                                        -----------

Furniture and Fixtures - 0.97%
Lear Corporation* ........................    12,400        472,936
                                                        -----------

General Merchandise Stores - 3.78%
Kohl's Corporation* ......................     5,600        394,464
Target Corporation .......................    35,200      1,444,960
                                                        -----------
                                                          1,839,424
                                                        -----------

Health Services - 2.92%
HCA - The Healthcare Company .............    36,800      1,418,272
                                                        -----------

Industrial Machinery and Equipment - 5.82%
Cisco Systems, Inc.* .....................    38,000        688,370
Cooper Cameron Corporation* ..............    23,200        936,352
Dell Computer Corporation* ...............    29,600        804,084
EMC Corporation* .........................    30,000        403,200
                                                        -----------
                                                          2,832,006
                                                        -----------


See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 4.50%
Danaher Corporation ......................    13,000    $   784,030
Medtronic, Inc. ..........................    27,400      1,403,154
                                                        -----------
                                                          2,187,184
                                                        -----------

Insurance Carriers - 7.31%
American International Group, Inc.  ......    19,700      1,564,180
Berkshire Hathaway Inc., Class B* ........       350        883,750
MGIC Investment Corporation ..............    17,900      1,104,788
                                                        -----------
                                                          3,552,718
                                                        -----------

Motion Pictures - 4.22%
Blockbuster Inc., Class A ................    35,000        882,000
Fox Entertainment Group, Inc., Class A* ..    44,100      1,169,973
                                                        -----------
                                                          2,051,973
                                                        -----------

Nondepository Institutions - 4.88%
Financial Federal Corporation* ...........    51,100      1,596,875
Morgan Stanley Dean Witter & Co. .........    13,900        777,566
                                                        -----------
                                                          2,374,441
                                                        -----------

Oil and Gas Extraction - 7.27%
Anadarko Petroleum Corporation ...........    22,500      1,279,125
Apache Corporation .......................    23,980      1,196,122
Burlington Resources Inc. ................    28,200      1,058,628
                                                        -----------
                                                          3,533,875
                                                        -----------

Petroleum and Coal Products - 1.49%
Exxon Mobil Corporation ..................    18,400        723,120
                                                        -----------


See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Printing and Publishing - 1.78%
New York Times Company (The), Class A ....    20,000    $   865,000
                                                        -----------

Security and Commodity Brokers - 3.53%
Charles Schwab Corporation (The) .........    69,000      1,067,430
Goldman Sachs Group, Inc. (The) ..........     7,000        649,250
                                                        -----------
                                                          1,716,680
                                                        -----------

Transportation by Air - 1.90%
Southwest Airlines Co. ...................    50,000        924,000
                                                        -----------

Transportation Equipment - 2.79%
Lockheed Martin Corporation ..............    29,100      1,358,097
                                                        -----------

TOTAL COMMON STOCKS - 94.66%                            $46,033,293
 (Cost: $47,966,249)

TOTAL SHORT-TERM SECURITIES - 5.78%                     $ 2,814,000
 (Cost: $2,814,000)

TOTAL INVESTMENT SECURITIES - 100.44%                   $48,847,293
 (Cost: $50,780,249)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.44%)        (215,903)

NET ASSETS - 100.00%                                    $48,631,390


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     TAX-MANAGED EQUITY FUND
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................      $48,847
 Cash  .............................................            1
 Receivables:
   Fund shares sold ................................          257
   Dividends and interest ..........................           11
 Prepaid insurance premium .........................            1
                                                          -------
    Total assets  ..................................       49,117
LIABILITIES                                               -------
 Payable to Fund shareholders ......................          452
 Accrued service fee (Note 2)  .....................            7
 Accrued shareholder servicing (Note 2)  ...........            7
 Accrued accounting services fee (Note 2)  .........            2
 Accrued distribution fee (Note 2)  ................            2
 Accrued management fee (Note 2) ...................            1
 Other  ............................................           15
                                                          -------
    Total liabilities  .............................          486
                                                          -------
      Total net assets .............................      $48,631
                                                          =======
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ...................................      $     7
   Additional paid-in capital ......................       66,604
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss....         (219)
   Accumulated undistributed net realized loss
    on investment transactions  ....................      (15,828)
   Net unrealized depreciation in value of
    investments  ...................................       (1,933)
                                                          -------
    Net assets applicable to outstanding
      units of capital .............................      $48,631
                                                          =======
Net asset value per share (net assets divided by shares outstanding):
 Class A  ..........................................        $7.43
 Class B  ..........................................        $7.35
 Class C  ..........................................        $7.34
 Class Y  ..........................................        $7.43
Capital shares outstanding:
 Class A  ..........................................        5,689
 Class B  ..........................................          582
 Class C  ..........................................          281
 Class Y  ..........................................            3
Capital shares authorized ........................      1,000,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     TAX-MANAGED EQUITY FUND
     For the Six Months Ended December 31, 2001
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends ...........................                  $   110
   Interest and amortization ...........                       34
                                                          -------
   Total income ........................                      144
                                                          -------
 Expenses (Note 2):
   Investment management fee ...........                      161
   Service fee:
     Class A  ..........................                       53
     Class B ...........................                        6
     Class C ...........................                        3
   Shareholder servicing:
     Class A ...........................                       38
     Class B ...........................                        6
     Class C ...........................                        3
     Class Y ...........................                      ---*
   Distribution fee:
     Class A  ..........................                        2
     Class B ...........................                       17
     Class C ...........................                        8
   Registration fees ...................                       26
   Accounting services fee .............                       14
   Audit fees ..........................                        8
   Custodian fees ......................                        2
   Legal fees ..........................                        1
   Other ...............................                       15
                                                          -------
    Total expenses  ....................                      363
                                                          -------
         Net investment loss ...........                     (219)
REALIZED AND UNREALIZED LOSS ON                           -------
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  .....                   (4,308)
 Unrealized depreciation in value
   of investments during the period ....                     (960)
                                                          -------
   Net loss on investments .............                   (5,268)
    Net decrease in net assets resulting from             -------
      operations .......................                  $(5,487)
                                                          =======

*Not shown due to rounding.


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     TAX-MANAGED EQUITY FUND
     (In Thousands)
                                                           For the
                                      For the    For the    period
                                        six       fiscal     from
                                      months      period   3-31-00*
                                       ended      ended    through
                                     12-31-01    6-30-01   12-31-00
INCREASE (DECREASE) IN NET ASSETS    ---------  --------- ---------
 Operations:
   Net investment income (loss) ...   $  (219)    $  (285)    $   300
   Realized net loss on investments    (4,308)    (10,975)       (545)
   Unrealized appreciation
    (depreciation) ................      (960)      2,136      (3,109)
                                      -------     -------     -------
    Net decrease in net assets
      resulting from operations ...    (5,487)     (9,124)     (3,354)
                                      -------     -------     -------
 Distributions to shareholders from
   net investment income (Note 1E):**
   Class A ........................       (38)        ---        (300)
   Class B ........................       ---         ---         ---
   Class C ........................       ---         ---         ---
   Class Y ........................       ---***      ---         ---***
                                      -------     -------     -------
                                          (38)        ---        (300)
                                      -------     -------     -------
 Capital share transactions
   (Note 5) .......................    (1,760)    (14,804)     83,398
                                      -------     -------     -------
      Total increase (decrease) ...    (7,285)    (23,928)     79,744
NET ASSETS
 Beginning of period  .............    55,916      79,844         100
                                      -------     -------     -------
 End of period  ...................   $48,631     $55,916     $79,844
                                      =======     =======     =======
   Undistributed net investment
    income (loss)  ................   $  (219)    $    38     $   ---
                                        =====         ===        ====

  *Commencement of operations.
 **See "Financial Highlights" on pages 14 - 17.
***Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the        For the        For the
                        six         fiscal        period from
                     months         period        3-31-00*
                      ended          ended        through
                   12-31-01        6-30-01        12-31-00
                   --------        --------       --------
Net asset value, beginning
 of period  ........  $8.24          $9.55         $10.00
                      -----          -----         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.03)         (0.03)          0.04
 Net realized and
   unrealized loss
   on investments ..  (0.77)         (1.28)         (0.45)
                      -----          -----         ------
Total from investment
 operations   ......  (0.80)         (1.31)         (0.41)
                      -----          -----         ------
Less distributions
 from net investment
 income  ...........  (0.01)         (0.00)         (0.04)
                      -----          -----         ------
Net asset value,
 end of period  ....  $7.43          $8.24         $ 9.55
                      =====          =====         ======
Total return** .....  -9.75%        -13.72%         -4.11%
Net assets, end of
 period (in
 millions)  ........    $42            $48            $67
Ratio of expenses to
 average net assets    1.34%***       1.57%***       1.15%***
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.76%***      -0.82%***       1.63%***
Portfolio turnover
 rate  .............  20.00%         30.09%         16.89%
  *Commencement of operations of the class.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the        For the        For the
                        six         fiscal        period from
                     months         period        3-31-00*
                      ended          ended        through
                   12-31-01        6-30-01        12-31-00
                   --------        --------       --------
Net asset value, beginning
 of period  ........  $8.17         $ 9.52         $10.00
                      -----          -----         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.07)         (0.06)          0.01
 Net realized and
   unrealized loss
   on investments ..  (0.75)         (1.29)         (0.49)
                      -----          -----         ------
Total from investment
 operations   ......  (0.82)         (1.35)         (0.48)
                      -----          -----         ------
Less distributions
 from net investment
 income  ...........  (0.00)         (0.00)         (0.00)
                      -----          -----         ------
Net asset value,
 end of period  ....  $7.35          $8.17          $9.52
                      =====          =====         ======
Total return ....... -10.04%        -14.18%         -4.80%
Net assets, end of
 period (in
 millions)  ........     $4             $6             $9
Ratio of expenses to
 average net assets    2.21%**        2.40%**        2.08%**
Ratio of net investment
 income (loss) to average
 net assets  .......  -1.63%**       -1.63%**        0.67%**
Portfolio turnover
 rate  .............  20.00%         30.09%         16.89%

 *Commencement of operations of the class.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the        For the        For the
                        six         fiscal        period from
                     months         period        3-31-00*
                      ended          ended        through
                   12-31-01        6-30-01        12-31-00
                   --------        --------       --------
Net asset value, beginning
 of period  ........  $8.17          $9.51         $10.00
                      -----          -----         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.06)         (0.06)          0.01
 Net realized and
   unrealized loss
   on investments ..  (0.77)         (1.28)         (0.50)
                      -----          -----         ------
Total from investment
 operations   ......  (0.83)         (1.34)         (0.49)
                      -----          -----         ------
Less distributions
 from net investment
 income  ...........  (0.00)         (0.00)         (0.00)
                      -----          -----         ------
Net asset value,
 end of period  ....   7.34          $8.17          $9.51
                      =====          =====         ======
Total return ....... -10.16%        -14.09%         -4.90%
Net assets, end of
 period (in
 millions)  ........     $2             $3             $4
Ratio of expenses
 to average net
 assets  ...........   2.26%**        2.40%**        2.09%**
Ratio of net investment
 income (loss) to average
 net assets  .......  -1.67%**       -1.64%**        0.66%**
Portfolio turnover
 rate  .............  20.00%         30.09%         16.89%
 *Commencement of operations of the class.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the        For the        For the
                        six         fiscal        period from
                     months         period        4-19-00*
                      ended          ended        through
                   12-31-01        6-30-01        12-31-00
                   --------        --------       --------
Net asset value, beginning
 of period  ........  $8.24         $ 9.55         $10.07
                      -----          -----         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.02)         (0.03)          0.04
 Net realized and
   unrealized loss
   on investments ..  (0.77)         (1.28)         (0.51)
                      -----          -----         ------
Total from investment
 operations   ......  (0.79)         (1.31)         (0.47)
                      -----          -----         ------
Less distributions
 from net investment
 income  ...........  (0.02)         (0.00)         (0.05)
                      -----          -----         ------
Net asset value,
 end of period  ....  $7.43          $8.24         $ 9.55
                      =====          =====         ======
Total return .......  -9.61%        -13.72%         -4.70%
Net assets, end of
 period (in
 thousands)  .......    $19            $21            $32
Ratio of expenses to
 average net assets    1.20%**        1.44%**        1.17%**
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.62%**       -0.70%**        1.41%**
Portfolio turnover
 rate  .............  20.00%         30.09%         16.89%***
  *Commencement of operations of the class.
 **Annualized.
***For the period from March 31, 2000 through December 31, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     December 31, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from December 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.3375 per account, paid monthly. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $158,432. During the period ended December 31, 2001, W&R received $5,416 and $352 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $102,724 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $888, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $9,450,259, while proceeds from maturities and sales aggregated $12,279,168. Purchases of short-term securities aggregated $35,084,484, while proceeds from maturities and sales aggregated $34,066,000.
No U.S. Government obligations were purchased or sold during the period ended December 31, 2001.

For Federal income tax purposes, cost of investments owned at December 31, 2001 was $50,780,249, resulting in net unrealized depreciation of $1,932,956, of which $3,686,989 related to appreciated securities and $5,619,945 to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $11,125,260 during the fiscal period ended June 30, 2001. Remaining capital loss carryovers aggregated $11,520,280 at June 30, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $395,020 at June 30, 2008, and $11,125,260 at June 30, 2009.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                                        For the
                            For the       For the   period from
                         six months fiscal period     March 31,
                              ended         ended  2000 through
                           12-31-01       6-30-01      12-31-00
                       ------------  ------------  ------------
Shares issued from sale of shares:
 Class A  ............        1,249         1,585         8,181
 Class B .............           75           129         1,056
 Class C .............           39            63           559
 Class Y  ............          ---*            1             3
Shares issued from reinvestment of
 dividend:
 Class A .............            5           ---            30
 Class B .............          ---           ---           ---
 Class C .............          ---           ---           ---
 Class Y .............          ---*          ---           ---*
Shares redeemed:
 Class A  ............       (1,360)       (2,791)       (1,220)
 Class B .............         (180)         (366)         (131)
 Class C .............          (71)         (187)         (123)
 Class Y  ............          ---            (1)          ---
                              -----         -----         -----
Increase (decrease) in outstanding
 capital shares ......         (243)       (1,567)        8,355
                              =====         =====         =====

Value issued from sale of shares:
 Class A  ............      $ 9,217      $ 13,837       $81,344
 Class B .............          554         1,120        10,447
 Class C .............          280           535         5,531
 Class Y  ............            1             5            33
Value issued from reinvestment of
 dividend:
 Class A .............           36           ---           291
 Class B .............          ---           ---           ---
 Class C .............          ---           ---           ---
 Class Y .............          ---*          ---           ---*
Value redeemed:
 Class A  ............       (9,982)      (25,298)      (11,832)
 Class B .............       (1,332)       (3,389)       (1,247)
 Class C .............         (534)       (1,603)       (1,169)
 Class Y  ............          ---           (11)          ---
                            -------      --------       -------
Increase (decrease) in
 outstanding capital .      $(1,760)     $(14,804)      $83,398
                            =======      ========       =======
*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended, the fiscal period from January 1, 2001 through June 30, 2001, and the fiscal period from March 31, 2000 (inception) through December 31, 2000, and the financial highlights for the six-month period ended December 31, 2001, the fiscal period from January 1, 2001 through June 30, 2001, and the fiscal period from March 31, 2000 through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. as of December 31, 2001, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended, the fiscal period from January 1, 2001 through June 30, 2001, and the fiscal period from March 31, 2000 through December 31, 2000, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2002

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Barry M. Ogden, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1019SA(12-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.